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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Laidlaw International, Inc., a Delaware corporation, hereby constitutes and appoints Kevin E. Benson, Douglas A. Carty and Ivan R. Cairns, and each of them, as his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended August 31, 2003 pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue thereof.

                  This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                  IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 19th day of November, 2003.

           Signature                                Title
           ---------                                -----

/s/ Kevin E. Benson                  President and Chief Executive Officer
-------------------------------      (Principal Executive Officer) and Director
Kevin E. Benson

/s/ Douglas A. Carty                 Senior Vice President and Chief Financial
-------------------------------      Officer (Principal Financial Officer)
Douglas A. Carty

/s/ Wayne R. Bishop                  Vice President and Controller (Principal
-------------------------------      Accounting Officer)
Wayne R. Bishop

/s/ John F. Chlebowski               Director
-------------------------------
John F. Chlebowski

/s/ James H. Dickerson, Jr.          Director
-------------------------------
James H. Dickerson, Jr.

/s/ Lawrence M. Nagin                Director
-------------------------------
Lawrence M. Nagin

/s/ Vicki A. O'Meara                 Director
-------------------------------
Vicki A. O'Meara


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/s/ Richard P. Randazzo              Director
-------------------------------
Richard P. Randazzo

/s/ Maria A. Sastre                  Director
-------------------------------
Maria A. Sastre

/s/ Peter E. Stangl                  Director
-------------------------------
Peter E. Stangl

/s/ Carroll R. Wetzel, Jr.           Director
-------------------------------
Carroll R. Wetzel, Jr.